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                                                                   EXHIBIT 10.14


                                    L E A S E

                                                       Date:    October 31, 1997

PARTIES ALAN N. JOHNSON (hereinafter referred to as Lessor) hereby leases to LEISURE TIME CASINOS & RESORTS, INC. (hereinafter referred to as Lessee) the following described property:

PREMISES 7300 Lakeshore Drive, Apt. # 29
in New Orleans,    LA       70124, for use by Lessee as a private residence only
     (City)      (State)    (Zip)

TERM This lease is for a term of sixty (60) months commencing on the First day of November, 1997 and ending on the last calendar day of October, 2002.

MONTH TO MONTH RENEWAL If Lessee, or Lessor, desires that this lease terminate at the expiration of its term he must give to the other party written notice at least 45 days prior to that date. Failure of either party to give this required notice automatically renews this lease and all of the terms thereof except that the lease will then be on a month to month basis.

RENT This lease is made for and in consideration of a monthly rental of Two Thousand Five Hundred dollars payable in advance on or before the 1st day of each month at P. O. Box 276, Avon, OH 44011 Lessee agrees to pay lessor the sum of N/A dollars which is prorated rental for the period N/A thru N/A 19 N/A . If rent is paid by the _______ of the month, Lessee shall be entitled to a deduction of _______ dollars per month, or a net rental of _______ dollars per month provided, however, that if the rent due is not received by the ________ of the month Lessee shall be considered delinquent. If Lessee pays by check and said check is not honored on presentation for any reason whatsoever, Lessee agrees to pay an additional sum of __________ as a penalty. This penalty provision is not to be considered a waiver or relinquishment of any of the other rights or remedies of Lessor. At Lessor's discretion after receipt of NSF check; Lessor may require all future payments in the form of money orders or certified funds. Lessor shall give written notice to Lessee of this requirement.

SECURITY DEPOSIT Upon execution of this lease, Lessee agrees to deposit with Lessor, the sum of $ N/A __________________. This deposit shall be non-interest bearing and is to be held by Lessor as security for thc full and faithful performance of the terms and conditions of this lease. This security deposit is not an advance rental and Lessee may not deduct portion of the deposit from rent due to Lessor. This security deposit is not to be considered liquidated damages. In the event of forfeiture of the security deposit due to Lessee's failure to fully and faithfully perform all of the terms and conditions of this lease, Lessor retains all of his other rights and remedies. Lessee does not have the right to to cancel this lease and avoid his obligations hereunder by forfeiting said security deposit.

Deductions will be made from the security deposit to reimburse Lessor for the cost of repairing any damage to the premises or equipment or the cost of replacing any of the articles or equipment that may be damaged beyond repair, lost or missing at the termination of this lease. Deductions will also be made to cover any damage, loss, or charges occurring prior to termination of this lease and for which Lessee is responsible. In the event that damages or other charges exceed the amount of the security deposit, Lessee agrees to pay all expenses and cost to Lessor. In the event there has been a forfeiture of the security deposit, excess charges shall be paid in addition to the amount of the said security deposit.

Should there be any damage to the leased premises or equipment therein, reasonable wear and tear excepted, cause by Lessee, his family, guests or Agents, Lessee agrees to pay Lessor when billed the full amount necessary to repair or replace the damaged premises or equipment. This includes but is not limited to garbage disposal, plumbing problems due to improper usage, also water problems due to improper bath/shower usage.

Not withstanding any other provisions expressed or implied herein, it is specifically understood and agreed that the entire security deposit aforesaid shall be automatically forfeited should Lessee vacate or abandon premises before the expiration of this lease, except where such abandonment occurs during the last month of the term of this lease, and Lessee has paid all rent covering the entire term and either party has given the other timely written notice that his lease will not be renewed under its automatic provisions. Forfeiture of the security deposit shall not limit Lessor's rights nor Lessee's obligations.

The leased premises must be returned to the Lessor in as good condition as they were at the time the Lessee first occupied same, subject only to normal wear and tear. Lessor agrees to deliver the premises clean and free of trash at the beginning of this lease and Lessee agrees to return the same in like condition as the termination of this lease. At the termination of this lease, the Lessee shall be entitled to an accounting, and a return of the security deposit within 30 days thereafter, providing all of the obligations of the lessee have been fulfilled, including return of the keys to the Lessor. Lessee shall provide Lessor with a forwarding address, in writing.

OCCUPANTS The leased premises shall be occupied by the persons listed below. Other occupants, including temporary visitors, are not allowed to remain at the premises for a period in excess of 10 days. Employees and/or guests of any Leisure Time company.

A temporary visitor is one who inhabits the premises for no more than ten (10) days.


INITIALS  Lessee________ Lessee________           Lessor________ Lessor________


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SUB LEASE Lessee is not permitted to sublet or grant use or possession of the leased premises without the written consent of Lessor and then only in accordance with the terms of this lease. Any expense associated with sub-leasing the premises shall be paid by Lessee.

DEFAULT, ABANDONMENT OR EVICTION Should the Lessee fail to pay the rent or any other charges arising under this lease promptly as stipulated or should premises be abandoned by Lessee (it being agreed that an absence of Lessee from the leased premises for five consecutive days after rentals have become delinquent shall create a conclusive presumption of abandonment) or should Lessee begin to remove furniture or any substantial portion of Lessee's personal property to the detriment of Lessors lien, or should voluntary or involuntary bankruptcy proceedings be commenced by or against Lessee, or should Lessee make an assignment for the benefit of creditors, then in any of said events, Lessee shall be in default and the rental of the whole of the unexpired term of this lease, together with any attorney's fees, and all other expenses shall immediately become due. Lessor may proceed one or more times for past due installments without prejudging his rights to proceed later for the rent for the remaining term of this lease. Similarly, in the event of any such default, Lessor retains the option to cancel this lease and obtain possession of the premises in accordance with the provisions of Article 4701, et seq. of the Louisiana Code of Civil Procedure. In the event of such cancellation and eviction, Lessee is obligated to pay any and all rent and expenses due and owing through the day said premises are re-rented or this lease expires, whichever is sooner. Lessee is obligated to pay any collection and eviction costs and attorney's fees. In the event the premises are abandoned as defined above, Lessee grants to Lessor the right to dispose of belongings remaining in the premises in any manner Lessor chooses without any responsibility or liability to Lessee for any loss which Lessee may sustain from said disposition. Lessee shall be responsible for any cost incurred by removal of these belongings.

OTHER VIOLATIONS, NUISANCE Should the Lessee at any time violate any of the conditions of this lease, other than the conditions provided in the immediately preceding paragraphs under the heading "Default, Abandonment, or Eviction" or should the Lessee discontinue the use of the premises for the purposes for which they are rented or fail to maintain a standard behavior consistent with the consideration necessary to provide reasonable safety, peace and quiet to others, such as but not limited to, being boisterous or disorderly, creating undue noise, disturbance or nuisance of any nature or knowingly engaging in any unlawful or immoral activities, or failure to abide by any Rules and Regulations, and should such violation continue for a period of five days after written notice has been given Lessee (such notice may be posted on Lessee's door) or should such violation again occur after written notice to cease and desist from such activity or disturbance, then, Lessee shall be in default and Lessor shall have the right to demand the rent for the whole unexpired term of this lease which at once becomes due and payable or to immediately cancel this lease and obtain possession of the premises in accordance with the provisions of
Article 4701, et seq. of Louisiana Code of Civil Procedure, or to exercise any further rights granted by this lease or available by law.

RULES & REGULATIONS Lessee acknowledges receipt of a copy of and agrees to comply with the Rules and Regulations. Lessee agrees to comply with any additions and/or modifications to these Rules & Regulations or with other Rules & Regulations which may be established, adopted by the Lessor and which may be posted on the leased premises, and/or mailed, and/or delivered to Lessee.

CONDITION, REPAIRS, ADDITIONS AND ALTERATIONS OF PREMISES Lessor warrants that the leased premises are in good condition. Lessor shall be responsible for the repair of electrical, plumbing, air conditioning and heating system provided the repair is not caused by misuse or neglect by the Lessee. Lessee agrees to use the same with care, and to perform the usual cleaning and household maintenance customarily required. Air conditioning and heating filters are the responsibility of Lessee. The running of the unit with dirty filters is not permitted. Lessee acknowledges that he has been provided the opportunity to inspect the premises and accepts it in its current condition and agrees to keep it in same condition during the term of this lease at his expense and to return it to Lessor in the same or better condition at termination of this lease, normal decay, wear and tear excepted. The only exceptions to this area are repairs/improvements that Lessor specifically agrees to perform on the premises as may be outlined in the "SPECIAL CONDITION" section of this lease.

Lessee shall not make any additions or alterations to the premises without written permission of the Lessor. Lessor or his employees shall have the right to enter the premises for the purpose of inspection or making repairs necessary for preservation of the property. Any additions or alterations made to the property by the Lessee shall become the property of the Lessor at the termination of this lease unless otherwise stipulated herein. Lessee expressly waives all right to compensation for any additions or alterations made to the premises. The Lessor, at his option, may require the premises to be returned to its original condition at Lessee's expense.

OCCUPANCY Should Lessor be unable to provide occupancy on the date of the beginning of this lease due to causes beyond control of Lessor, this lease shall not be affected thereby, but Lessee shall owe rent beginning only with the day on which he can obtain possession. Lessee shall not be entitled to any damages beyond the remission of rent for such term during which he is deprived of possession. Should Lessor be unable to provide occupancy within 10 calendar days from the commencement of this lease as stipulated herein, the Lessee shall have the option of terminating this lease by giving written notice to Lessor.

Should the property be destroyed or materially damaged so as to render it wholly unfit for occupancy by fire or other unforeseen event not due to any fault or neglect of Lessee, then Lessee shall be entitled to a refund of any prepaid rents for the unexpired term of the lease. However, Lessee shall not be entitled to a reduction of the monthly rent or cancellation of this lease because of a temporary failure of utilities, heat, air conditioning or temporary closing of swimming pool and/or a reasonable delay in completing agreed to improvements to the premises as specified in the "SPECIAL CONDITIONS" section of this lease.

SURRENDER OF PREMISES At the expiration of this lease, or its termination for other causes, Lessee is obligated to immediately surrender possession, and should Lessee fail to do so, he consents to pay any and all damages, but in no case less than five times the rent per day, plus attorney's fees, and other related costs.


INITIALS  Lessee________ Lessee_________          Lessor________ Lessor_________


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LIABILITY If any employee or representative of Lessor renders any services (such as parking, washing or delivering automobiles, handling of furniture or other articles, cleaning the rented premises, package delivery, or any other service) for or at the request of Lessee, his family, employees or guests, then, for the purpose of such service, such employees shall be deemed the servant of Lessee, regardless of whether or not payment is arranged for such service, and Lessee agrees to release Lessor and his agents and/or representatives and to hold them harmless of any and all liability arising therefrom.

Neither Lessor nor his agents and/or representatives shall be liable to Lessee, or to Lessee's employees, patrons and visitors, or to any other person for any damage to person or property caused by any act, omission or neglect of Lessee or any other tenant of said leased premises and Lessee agrees to defend, indemnify and hold Lessor, his agents and/or representatives harmless from all claims for any such damage, whether the injury occurs on or off leased premises.

Lessee hereby releases and holds Lessor, his agents and/or representatives harmless and agrees to defend and indemnify Lessor from any damage or injury to persons or property caused as a result of the use of the swimming pool by Lessee or any persons making use of said through the use, permission or consent of Lessee.

Lessee assumes responsibility for the condition of the premises. Lessor is not responsible for damage caused by leaks in thc roof, by bursting of pipes by freezing or otherwise, or any vices or defects of the leased property, or thc consequences thereof, except in case of positive neglect or failure to take action toward the remedying of such defects within reasonable amount of time after receiving written notice of such defects. Should lessee fail to promptly so notify Lessor in writing, of any such defects, Lessee will become responsible for any damage or claims resulting to Lessor or other parties.

Lessee understands that neither Lessor, his agents and/or representatives carries Hazard or Flood insurance on Lessee's contents in leased premises. Lessor is not responsible for damage or loss of Lessee's personal property. Lessor encourages lessee to acquire adequate insurance to protect themselves and their personal property.

Lessor and Lessee acknowledge that the return or disposition of Lessee's deposit is a decision made exclusively by the Lessor in accordance with the applicable rules of the Louisiana Real Estate Commission, the terms and conditions of this lease, and the requirements of law. Said parties acknowledge that the Lessor's agent is likewise bound to the applicable rules of the Louisiana Real Estate Commission and cannot return the deposit, if held by agent, in the absence of mutual written agreement except in accordance with the rules and regulations of the Louisiana Real Estate Commission. Accordingly, both Lessor and Lessee release and discharge said agent from any and all liability or responsibility of agent relating to the return of such deposit, except in the event agent breaches the rules and regulations of the Louisiana Real Estate Commission. Lessee acknowledges that the actions of the agent regarding this entire lease is made solely and at the direction of the Lessor.

SIGNS & ACCESS Lessor reserves the right to post on the premises "For Sale" signes at any time and "For Rent" signs can be placed on property 45 days prior to expiration of lease. Lessee will also permit Lessor, his agents and/or representatives to have access to the premises for the purpose of inspection, sale or leasing at reasonable intervals between the hours of 8:00 am to 8:00 pm. If Lessee refuses request for access, this shall constitute a violation of the lease.

ATTORNEYS FEES Lessee further agrees that if an Attorney is employed to protect the rights of the Lessor hereunder, Lessee will pay the fee of such attorney. Such fee is hereby fixed at twenty-five (25%) percent of the amount claimed or a minimum of $300.00 whichever is greater. Lessee further agrees to pay all court costs and sheriff's charges and all other expenses involved.

NOTICES All notices required to be given under the terms of this lease shall be in writing, and if mailed, by certified mail addressed to Lessee at the herein leased premises or to Lessor at the address appearing in this lease, and such mailing constitutes full proof of and compliance with the requirement of notice, regardless of whether addressee received such notice or not. Notices may also be given in writing by hand delivery, or by attaching to door of premises.

MEDIATION CLAUSE The parties agree that any controversy, claim for personal injuries or loss, or dispute of any kind arising out of, or relating to these premises or this lease, shall be submitted to mediation in accordance with the rules and procedures of the Home Buyer's/Home Seller's Dispute Resolution System of the New Orleans Metropolitan Association of REALTORS(C), Inc., or such other mediator as mutually agreed to by the parties. All disputes arising out of or relating to this agreement shall be submitted for mediation except matters affecting a foreclosure, or proceedings relating to title, mortgage, liens, probate issues, or other issues excluded by law as a subject matter for mediation.

OTHER CONDITIONS The failure of Lessor to insist upon the strict performance of the terms, covenants, agreements and conditions hereby contained, or any of them, shall not constitute or be construed as a waiver or relinquishment of the Lessor's right thereafter to enforce any such terms, covenant, agreement and condition, but the same shall continue in full force and effect.

It is understood that the terms "Lessor" and "Lessee" are used in this lease, and they shall include the plural and shall apply to all persons, both male and female. All obligations of Lessee are joint, several and in solido.

This lease, whether or not recorded, shall be junior and subordinate to any mortgage hereafter placed by Lessor on the entire property of which the leased premises forms a part.

INITIALS Lessee_________ Lessee__________        Lessor_________ Lessor_________


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LEAD-BASED PAINT, ASBESTOS, RADON Lessee is aware that the premises may contain led based paint, asbestos, or other toxins which may cause serious injury or death if consumed or ingested into the human body, and lessee acknowledges that the United States Department of Housing and Urban Development notice (M.L. 92-24) has been called to their attention with respect to notice and information of lead based paint. Having knowledge of these facts, Lessee agrees to maintain the premises in a reasonably safe condition, to report to Lessor any conditions which may lead to damage or injury because of lead, asbestos or other toxins, and Lessee further agrees to assume the use and occupancy of the herein leased premises at his own risk and hereby releases Lessor, his agents and/or representatives from any claims relating to or sustained as a consequence thereof, and further agrees to hold harmless, defend and indemnify Lessor, his agents and/or representatives from any claim made by Lessee, residents of his household or others using the premises with the consent and permission of Lessee.

UTILITIES Lessee shall maintain all utility services, including water, gas, electricity, phone, garbage collection, and lawn and garden care, in Lessee's name and shall promptly pay all charges due thereon, during the term of this lease unless otherwise noted.

WAIVER OF NOTICE Upon termination of the right of occupancy for any reason, Lessee hereby expressly waives notice to vacate premises prior to institution of eviction proceedings in accordance with La. CCP Article 4701 and La. CC Article 2713.

MISCELLANEOUS PROVISIONS No cars to be parked on lawn or walkways. Cars to be parked only in designated areas. No holes shall be drilled in the walls, woodwork or floors and no antenna installations are permitted. No painting or papering of walls is permitted without written consent of Lessor. Lessee shall not allow the cable/phone company to wire the premises for cable without Lessor's written permission. No waterbeds are allowed. No foil in windows is allowed. Garbage to be placed in designated receptacle. If no receptacle is provided, garbage is to be placed on curb as prescribed by law in a proper receptacle provided by Lessee.

Lessee is to furnish Lessor with a list of deficiencies noted by Lessee at the time of occupancy. This is to be held by Lessor in case of dispute as to move-in condition of property.

SPECIAL CONDITIONS Lessor to provide washer/dryer/refrigerator. Lessee to pay for electricity, cable, telephone, etc., plus monthly condominium maintenance fee and any and all assessments made by the condominium association.

Time is of the essence. This document and any indicated addendum contain this entire lease. If any part of this lease is or becomes contrary to law, the remainder of this lease shall be unaffected. Any changes must be agreed upon in writing, and signed by Lessor and Lessee.

FOR REPAIRS/MAINTENANCE CALL:   Alan N. Johnson             800-861-5454
                             ----------------------      -----------------------
                                    Name                         Phone


          WE DO BUSINESS IN ACCORDANCE WITH FEDERAL FAIR HOUSING LAWS.

        THIS IS A BINDING LEGAL DOCUMENT. READ CAREFULLY BEFORE SIGNING.


     LEISURE TIME
CASINOS & RESORTS, INC.    11/1/97            ALAN N.  JOHNSON          11/1/97
-----------------------  -----------  ------------------------------  ----------
Lessee                      Date         Lessor or Lessor's Agent        Date


                         9/30/98                              11/1/97
---------------------  -----------   ---------------------  -----------
Lessee Signature           Date      Lessor Signature           Date